Supplement dated July 2, 2025
to the Prospectus and Summary Prospectus of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Variable Series Trust II
Variable Portfolio - Partners International Value Fund	5/1/2025
Effective immediately, the following changes are hereby made to the Fund's Prospectus and Summary Prospectus.
The portfolio manager information for Thompson, Siegel & Walmsley LLC (TSW) under the heading “Fund Management” in the Summary Prospectus and in the “Summary of the Fund” section of the Prospectus is hereby superseded and replaced with the following:
Subadviser: Thompson, Siegel & Walmsley LLC (TSW)
Portfolio Management	Title	Role with Fund	Managed Fund Since
Brandon Harrell, CFA	Portfolio Manager of TSW	Co-Portfolio Manager	2020
Stedman Oakey, CFA	Portfolio Manager of TSW	Co-Portfolio Manager	July 2025
The rest of the section remains the same.
The portfolio manager information for TSW under the heading “Primary Service Provider Contracts – Portfolio Managers” in the “More Information About the Fund” section of the Prospectus is hereby superseded and replaced with the following:
Subadviser: Thompson, Siegel & Walmsley LLC (TSW)
Portfolio Management	Title	Role with Fund	Managed Fund Since
Brandon Harrell, CFA	Portfolio Manager of TSW	Co-Portfolio Manager	2020
Stedman Oakey, CFA	Portfolio Manager of TSW	Co-Portfolio Manager	July 2025
Mr. Harrell joined TSW in 1996. Mr. Harrell began his investment career in 1987 and earned a B.A. from Wake Forest University and an M.B.A. from George Mason University.
Mr. Oakey joined TSW in 2005. Mr. Oakey began his investment career in 2000 and earned a B.A. from the University of Notre Dame.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP7056-0004_(07/25)